LIONS GATE LIGHTING CORP.

200-375 WATER ST.

VANCOUVER, BC V6B 5C6

CANADA

June 6, 2007

VIA ELECTRONIC MAIL

Sunway Lighting Technology Co. Ltd.

Rm. 4, 2 fl., Deyi Bldg. No. 2 Penglai Rd. Daliang,

Shunde, Foshan City, Guangdong, P.R.C. 528300

Attention: Gordon Hicks

Dear Sirs/Mesdames

Re:	Letter Agreement regarding Distribution Agreement (the “Agreement”) between Sunway Lighting Technology Co. Ltd. ("Sunway") and Lions Gate Lighting Corp.

                              We refer to the Agreement between our company and Sunway, which outlines the terms of a non-exclusive distribution agreement to grant our company the right to market, sell and distribute Sunway’s products in North and South America.

We are requesting that Sunway agree to immediately amend the Agreement on the terms and subject to the conditions described in this letter which, if accepted, executed and delivered by Sunway, will form a binding agreement among the parties.

The terms and conditions of this agreement are as follows:

1.	Subsection 4.4 of the Agreement under the subheading “Minimum Volume Orders” is hereby deleted in its entirety and replaced with the following:

“DISTRIBUTOR hereby agrees to purchase a minimum of 10,000 units within three (3) years of the signing of this agreement or forfeit all rights contained herein.”

With the exception of the foregoing, all of the terms and conditions of the Agreement remain in full force and effect.

If you agree to the above terms, kindly sign a copy of this letter signifying your approval and acceptance and fax a fully executed letter to Clark Wilson LLP, legal counsel for Lions Gate Lighting Corp., Attention Cam McTavish (Fax: 604-687-6314) as soon as possible.

Yours truly,

LIONS GATE LIGHTING CORP.

Per:	/s/ Bob Fraser
Authorized Signatory
Name: Bob Fraser

The undersigned hereby agree to the foregoing terms and conditions of this agreement as of the date first written above.

SUNWAY LIGHTING TECHNOLOGY CO. LTD.

Per:	/s/ Gordon Hicks
Authorized Signatory
Name: Gordon Hicks

CW1242565.1